UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 4, 2025

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 4, 2025, the Board of Directors (the "Board") of NeoGenomics, Inc. (the "Company"), approved an amendment (the "Amendment") to the Company's Amended and Restated Bylaws, as amended (the "Amended and Restated Bylaws"), effective as of such date. The Amendment sets forth advance notice procedures and disclosure requirements concerning stockholder director nominations for the election of directors.

The Amendment provides that, with respect to stockholder nominees to the Company's Board, among other things, (i) nominations by a stockholder for directors must be received at the Company's corporate headquarters not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; (ii) the stockholder must include in such advance notice of nomination: (a) certain information regarding the stockholder submitting such nomination, (b) a representation as to whether the stockholder intends (A) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required to approve the nomination, (B) to solicit proxies in support of nominees other than persons nominated by or at the direction of the Board, in accordance with Rule 14a-19 promulgated under the Securities Act of 1934, as amended (the "Exchange Act") or (C) to solicit proxies from stockholders in support of such nomination, and (c) information regarding the director nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules promulgated pursuant to the Exchange Act, had the nominee been nominated, or proposed to be nominated by the Board as well as an original signed consent of the nominee to serve on the Board if elected; and (iii) the stockholder must comply with the requirements of Rule 14a-19 of the Exchange Act, as applicable.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	3.1	Amendment to the Amended and Restated Bylaws of NeoGenomics, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	April 8, 2025	By:	/s/ Alicia C. Olivo
		Name:	Alicia C. Olivo
		Title:	Executive Vice President, General Counsel & Business Development